UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549





                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 15, 2003



              ADDvantage Technologies Group, Inc.
     (Exact name of Registrant as specified in its charter)




    Oklahoma                1-10799               73-1351610

(State or other           (Commission               (I.R.S.
jurisdiction of               File                 Employer
 incorporation)             Number)             Identification
                                                     No.)


                        1605 E. Iola
                   Broken Arrow, Oklahoma
          (Address of principal executive offices)

                            74012
                         (Zip code)

                       (918) 251-9121
    (Registrant's telephone number, including area code)

Item 7.  Financial Statements And Exhibits

(c)      Exhibits

99.1     Press Release Announcing Fiscal Year 2003 Financial Results

Item 9.  Regulation FD Disclosure

Item 12.  Results of Operations and Financial Condition

On December 15, ADDvantage Technologies Group, Inc. issued a press release announcing the financial results for fiscal year 2003. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ADDvantage Technologies Group, Inc.


Dated:  December 15, 2003       By: /s/ Kenneth A. Chymiak
                                ------------------------------
                                Kenneth A. Chymiak, President